UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: April 28, 2015
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 2.02    Results of Operations and Financial Condition.

In accordance with General Instruction B.2 to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The information regarding the results of operations and financial condition of A. M. Castle & Co. (the “Company”) for the first quarter ended March 31, 2015, responsive to this Item 2.02, and contained in Exhibit 99.1 filed herewith, is incorporated by reference herein.

Item 2.05    Costs Associated with Exit or Disposal Activities.

On April 28, 2015, the Company announced that the Board of Directors (the "Board") approved the acceleration of certain profitability and liquidity improvement activities designed to right-size the business for the current market environment, reduce costs, and improve operating performance. The initial improvement actions include consolidation of up to ten facilities by first quarter 2016 and significant headcount reductions. The Company expects to complete the initial improvement activities by the end of the first quarter of 2016.

Based on current information, the Company expects the total gross pre-tax charge associated with the improvement actions to be approximately $49 to $64 million. Of this total, approximately $12.1 to $21.4 million is expected to be cash and be incurred by early 2016, including up to $6 million which, if realized, is payable in approximately level installments over 20 years. This gross total includes approximately $2.1 to $4.4 million of employee severance and retention-related benefits, approximately $8.5 million of facility-related expenses for lease terminations and moving costs, up to $6 million of other costs, professional fees of approximately $1.5 to $2.5 million, and a net non-cash charge for other assets of $12.8 to $14.5 million. The Company estimates it will received $28 to $32 million of cash proceeds from the sale of facilities and other assets.

The improvement actions are detailed in the Company’s April 28, 2015 press release, a copy of which is attached as Exhibit 99.1.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 28, 2015, Mr. A. Jeffrey Zappone, a Senior Managing Director of Conway MacKenzie Management Services, LLC (“Conway”), will no longer serve as the Company's Interim Chief Operating Officer. Conway will remain engaged with the Company on a limited and as-needed basis moving forward to support implementation of the plan described herein.

Item 7.01     Regulation FD Disclosure.

In accordance with General Instruction B.2 to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The Company will present via live web cast its 2015 first quarter financial results on Tuesday, April 28, 2015, at 11:00 a.m. ET.  Copies of the slides containing financial and operating information to be used as part of the web cast are attached as Exhibit 99.2 to this Current Report and are incorporated by reference herein.

The call can be accessed via the internet live or as a replay. Those who would like to listen to the call may access the webcast through a link on the investor relations page of the Company's website at http://www.amcastle.com/investors/default.aspx or by calling (800) 774-6070 or (630) 691-2753 and citing code 7608998#.

An archived version of the conference call webcast will be available for replay at the link above approximately three hours following its conclusion, and will remain available until the next earnings conference call.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 28, 2015.
99.2	Slide Presentation for First Quarter 2015 Financial Results webcast to be held on April 28, 2015.

Cautionary Statement on Risks Associated with Forward Looking Statements
Information provided and statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from our facility closures and organizational changes. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” "should," or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including our ability to effectively manage our operational initiatives, the impact of volatility of metals and plastics prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels and the impact of our substantial level of indebtedness, as well as including those risk factors identified in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.M. CASTLE & CO.

	By:	/s/ Marec E. Edgar
April 28, 2015		Marec E. Edgar
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99.1	Press Release, dated April 28, 2015.	EX-1-
99.2	Slide Presentation for First Quarter 2015 Financial Results webcast to be held on April 28, 2015.	EX-9-

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